UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 21, 2006
Date of Report (Date of earliest event reported)

INVISION CAPITAL, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50459	98-0396733
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

#205 - 1480 Gulf Road
Point Roberts, WA 98281	98281
(Address of principal executive offices)	(Zip Code)

(360) 305-5696
Registrant's telephone number, including area code

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 21, 2006, Invision Capital, Inc. (the “Company”) entered into a share purchase agreement with EDI Exploration Drilling International Holding GmbH (“EDI Holding”), EDI Exploration Drilling International GmbH (“EDI”) and Frank Rigney for the purchase of a 100% ownership interest in EDI from EDI Holding (the “Share Purchase Agreement”). The Share Purchase Agreement is dated for reference as of the 5th day of April, 2006. Mr. Rigney is a principal stockholder of the Company and is also a former director and officer of the Company. EDI is based in Haltern am See, Germany, and is in the business of selling, deploying and maintaining tools for well analysis used during the drilling process

Under the terms of the Share Purchase Agreement, the Company agreed to issue to EDI Holding 50,000,000 shares of its common stock in exchange for a 100% ownership interest in EDI. In addition, Mr. Rigney agreed to transfer 20,000,000 shares in the Company’s common stock to EDI Holding at an aggregate sale price of $10,000. The closing of these transactions was completed on April 26, 2006, in Germany.

Pursuant to the terms of the Share Purchase Agreement, upon completion of the acquisition of EDI, Rainer Rotthaeuser was appointed as a director of the Company and as the Chief Executive Officer and President of the Company and Guenter Thiemann was appointed as the Chief Financial Officer and Treasurer of the Company. Mr. Rotthaeuser and Mr. Thiemann are also the managing directors of EDI and EDI Holding. John Boschert, will remain as the Company’s Secretary and is expected to remain on the Board of Directors on a temporary basis.

The shares of the Company issued to EDI Holding were issued pursuant to Regulation S of the Securities Act of 1933 based upon representations made by EDI Holding that it is not a “U.S. person” as that term is defined in Regulation S.

A copy of the Share Purchase Agreement and the press release announcing the Company’s entry into the Share Purchase Agreement have been attached as exhibits to this report. The Company will file an additional report on Form 8-K with respect to its acquisition of EDI in order to provide the information required by Items 2.01, 3.02, 5.01, 5.02 and 9.01(a) and (b) of Form 8-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

10.1

Share Purchase Agreement between EDI Exploration Drilling International Holding GmbH, Invision Capital, Inc., EDI Exploration Drilling International GmbH and Frank Rigney, dated for reference the 5th day of April, 2006.

	99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVISION CAPITAL, INC.

Date:	April 26, 2006
		By:	/s/ John Boschert
Name: John Boschert
Title: Secretary